UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017 (July 31, 2017)

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 HAOMANUT STREET, 2nd FLOOR
POLEG INDUSTRIAL AREA, NETANYA, ISRAEL 42504
(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements of Certain Officers and  Directors

Stock Incentive Plans.  As disclosed in Item 5.07 below, at a meeting held on July 31, 2017, the shareholders of magicJack VocalTec Ltd. (the “Company”) approved an amendment and restatement of the Company’s 2013 Stock Incentive Plan (the “2013 Stock Incentive Plan”) and the Company’s 2013 Israeli Stock Incentive Plan (the “2013 Israeli Stock Incentive Plan” and together with the 2013 Stock Incentive Plan, the “Plans”).

The amendment and restatement of the 2013 Stock Incentive Plan effected the following material modifications. Capitalized terms used herein have the meanings assigned to them in the 2013 Stock Incentive Plan.

•
An increase in the number of shares authorized for issuance under the plan from an aggregate of 3,600,000 ordinary shares (including shares underlying Awards pursuant to the Company’s 2013 Israeli Stock Incentive Plan for those plan participants resident in, or subject to the tax laws of, Israel) to an aggregate of 5,600,000 ordinary shares (including shares issued pursuant to Awards under the Amended 2013 Israeli Stock Incentive Plan described below).

•	Adding limitations on the Company’s ability to re-use Shares underlying Awards that are forfeited, cancelled or otherwise terminated.
•
Including a share counting provision to deduct from the maximum share limit 2.24 Shares for every Share underlying a “Full-Value Award” (Restricted Stock, Restricted Stock Units or Performance Awards) to properly reflect the value difference between Full Value Awards and ordinary share options (“Options”).

•	Adding a minimum vesting period of at least one year for Awards.
•	Adding a prohibition of the payment of dividends on unvested Awards.
•	Imposing a shareholder approval requirement for any Option repricing transactions.
•	Adding a definition of “Change of Control”.
•	Limiting the circumstances under which a change of control transaction results in acceleration of vesting.

The amendment and restatement of the 2013 Israeli Stock Incentive Plan effected the following modifications. Capitalized terms used herein have the meanings assigned to them in the 2013 Israeli Stock Incentive Plan.

•
An increase in the number of shares authorized for issuance under the plan from an aggregate of 3,600,000 ordinary shares (including shares underlying Awards pursuant to the Company’s 2013 Stock Incentive Plan) to an aggregate of 5,600,000 ordinary shares (including shares issued pursuant to Awards under the Amended 2013 Stock Incentive Plan described above).

•	Adding limitations on the Company’s ability to re-use Shares underlying Awards that are forfeited, cancelled or otherwise terminated.
•
Including a share counting provision to deduct from the maximum share limit 2.24 Shares for every Share underlying a “Full Value Award” to properly reflect the value difference between Full Value Awards and Options.

•	Imposing a shareholder approval requirement for any Option repricing transactions.
•
Certain clarifications regarding the tracks under which Awards may be granted and the conditions required in order to apply the “capital gains track” under the Israeli Income Tax Ordinance [New Version], 1961.

•	Adding a prohibition of the payment of dividends on unvested Awards.
•	Adding a minimum vesting period of at least one year for Awards.
•	Adding post-termination provisions related to vesting and limitations on post-termination exercise of vested options.
•	Limiting the circumstances under which a change of control transaction results in acceleration of vesting.

These amendments to the Plans had previously been approved by the Company’s Board of Directors subject to shareholder approval. The provisions of the Plans are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 23, 2017 under “Proposal 2: Approval of the Amended and Restated magicJack VocalTec Ltd. 2013 Stock Incentive Plan” and “Proposal 3: Approval of the Amended and Restated magicJack VocalTec Ltd. Israeli 2013 Stock Incentive Plan.” The Plans are attached as Exhibits 10.1 and Exhibit 10.2 to this Current Report on Form 8-K.

CEO Compensation.  As disclosed in Item 5.07 below, at the shareholder meeting held on July 31, 2017, the shareholders approved the Employment Agreement, Stock Option Agreement and Restricted Stock Agreement of the Company’s President and Chief Executive Officer, Don Carlos Bell III, as required under Israeli law.  The terms and conditions of these agreements were previously disclosed in a Form 8-K filed by the Company on June 7, 2017.  Each of these Agreements was filed as an exhibit to that Form 8-K and is now effective.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)  On July 31, 2017, the Company held a special meeting of shareholders.

(b)  The required quorum was present. The following is a brief description of each proposal voted upon at the meeting and the number of votes cast “For” and “Against” each proposal, as well as the number of shares abstaining from the vote and broker non-votes for each proposal.

1.  The shareholders approved the Employment Agreement, Stock Option Agreement and Restricted Stock Agreement with the Company’s President and Chief Executive Officer, Don Carlos Bell III, pursuant to the following final voting results:

For	Against	Abstain	Broker non-Vote
6,183,580	1,940,292	6,062	103,833
As required by the Israeli Companies Law, this proposal received a majority of the votes of the shareholders who are not controlling shareholders and do not have a personal interest in the approval of the proposal (excluding personal interest that is not due to a relationship with the controlling shareholder), and the total number of shares voted against the proposal did not exceed 2% of the aggregate voting rights of the Company.

2.  The shareholders approved the amendment and restatement of the Company’s 2013 Stock Incentive Plan to increase the number of shares that may be issued under the plan and to make certain other changes, as summarized in Item 5.02 above, pursuant to the following final voting results:

For	Against	Abstain	Broker non-Vote
6,243,166	1,980,503	10,098	0

3.  The shareholders approved the amendment and restatement of the Company’s 2013 Israeli Stock Incentive Plan to increase the number of shares that may be issued under the plan and to make certain other changes, as summarized in Item 5.02 above, pursuant to the following final voting results:

For	Against	Abstain	Broker non-Vote
6,243,637	1,978,904	11,226	0

4.  The shareholders approved an amendment to the Company’s Amended Compensation Policy to facilitate modification of the compensation paid to non-employee members of the Company’s board of directors pursuant to the following final voting results:

For	Against	Abstain	Broker non-Vote
7,065,434	1,046,870	21,162	100,301

As required by the Israeli Companies Law, this proposal received a majority of the votes of the shareholders who are not controlling shareholders and do not have a personal interest in the approval of the proposal (excluding personal interest that is not due to a relationship with the controlling shareholder), and the total number of shares voted against the proposal did not exceed 2% of the aggregate voting rights of the Company.

5.  The shareholders approved changes to the compensation paid to non-employee members of the Company’s board of directors upon approval of proposal 4 above and pursuant to the following final voting results:

For	Against	Abstain	Broker non-Vote
6,249,154	1,973,286	11,326	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed as exhibits to this report:

Exhibit No.	Description
10.1	Amended and Restated magicJack VocalTec Ltd. 2013 Stock Incentive Plan
10.2	Amended and Restated magicJack VocalTec Ltd. 2013 Israeli Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Thomas Fuller
Name: Thomas Fuller
Title: Chief Financial Officer

Date: August 1, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated magicJack VocalTec Ltd. 2013 Stock Incentive Plan
10.2	Amended and Restated magicJack VocalTec Ltd. 2013 Israeli Stock Incentive Plan